UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2013

AERIE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 US Highway 206, Suite 15 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (908) 470-4320

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On October 30, 2013, immediately prior to the closing of the initial public offering of common stock (the “IPO”) of Aerie Pharmaceuticals, Inc. (the “Company”), the Company filed its Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware. The Restated Charter amended and restated the Company’s certificate of incorporation in its entirety to, among other things, (i) increase the authorized number of shares of common stock of the Company to 150,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock of the Company; and (iii) authorize 15,000,000 shares of undesignated preferred stock of the Company that may be issued from time to time by the Company’s board of directors in one or more series. A summary of certain provisions of the Restated Charter is set forth under the caption “Description of Capital Stock” in the Prospectus filed by the Company pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on October 28, 2013 (the “IPO Prospectus”), which summary is hereby incorporated by reference herein.

The foregoing description of the Restated Charter is qualified in its entirety by reference to the Restated Charter, a copy of which is attached hereto as Exhibit 3.1 and is hereby incorporated by reference herein.

Amended and Restated By-laws

On October 30, 2013, immediately prior to the closing of the IPO, the Company’s Amended and Restated By-laws (the “Restated By-laws”) became effective. The Restated By-laws amended and restated the Company’s by-laws in their entirety to, among other things, (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; (iv) provide for the indemnification of the Company’s directors and officers; and (v) conform to the provisions of the Restated Charter. A summary of certain provisions of the Restated By-laws is set forth under the caption “Description of Capital Stock” in the IPO Prospectus, which summary is hereby incorporated by reference herein.

The foregoing description of the Restated By-laws is qualified in its entirety by reference to the Restated By-laws, a copy of which is attached hereto as Exhibit 3.2 and is hereby incorporated by reference herein.

Item 8.01. Other Events.

On October 30, 2013, the Company closed its initial public offering of 7,728,000 shares of its common stock, including 1,008,000 shares of common stock issued upon the exercise in full by the underwriters of their option to purchase additional shares to cover over-allotments, at a public offering price of $10.00 per share, before underwriting discounts. A copy of the Company’s press release announcing the closing of the initial public offering and the exercise in full of the underwriters’ over-allotment option is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of October 30, 2013.

3.2	Amended and Restated By-laws of the Company, effective as of October 30, 2013.

99.1	Press release of the Company, dated October 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2013		AERIE PHARMACEUTICALS, INC.

	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, effective as of October 30, 2013.

3.2	Amended and Restated By-laws of the Company, effective as of October 30, 2013.

99.1	Press release of the Company, dated October 30, 2013.